SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 1997



                               ETHIKA CORPORATION




        MISSISSIPPI                     0-3296                  64-0440887
--------------------------------------------------------------------------------
(State of other jurisdiction of       COMMISSION              (IRS Employer
 incorporation or organization)        File No.             Identification No.)


                            107 The Executive Center
                    Hilton Head Island, South Carolina, 29928
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (803) 785-7850

Item 1.  Change in Control of Registrant

Ethika Corporation (the "Corporation") in conjunction with settlement of a lawsuit (See Item 5) filed in the United States District Court for the Southern District of Mississippi, Jackson Division, styled EURAM, B.V., Peeper, et al. vs. Ethika by certain plaintiffs against Ethika and its Chairman, S.L. Reed, Jr., entered into a Subscription Agreement for the sale of 7,000,000 shares of its unregistered common stock to LaSalle Investment, Ltd., a party to the lawsuit for $.09 per share. Based upon a Draft Schedule 13-D provided to the Corporation indicating that beneficial ownership of the "Reporting Persons" will increase to 46.9% as a result of this transaction, the transaction may constitute a change in control of Ethika Corporation. As indicated in Item 5 below, the Reporting Persons will immediately appoint three (3) Directors to Ethika's Board replacing three (3) resigning members. Those Interim Directors will be Dennis Brovarone, Russell Burk, and Dennis Nielsen and will be replacing resigning members S.L. Reed, Jr., Robert B. Neal, and Joseph D. Pegram. The following table indicates the beneficial ownership subsequent to this transaction:

Name and Address              Shares Beneficially
Of Beneficial Owner                  Owned               Percent of Class
-------------------                  -----               ----------------

Alfred Peeper                          0 (1)                    0
Calle Hamburg 22
Benidorm, Spain ALC
03500

Argere Holdings, S.A.            420,000 (1)                  1.9
18 Boulevard Royal
L-2449 Luxembourg

Eur-Am B.V.                      461,100 (1)                  2.1
Calle Hamburg 22
Benidorm, Spain ALC
03500

La  Roche Holdings, S.A.         902,500 (1)                  4.1.
18 Boulevard Royal
L-2449 Luxembourg

La Salle Investment, Ltd.      7,997,929 (1)                 36.1
35 Rue De Bains
Geneva, Switzerland
1205

Rial Equity Group, S.A.          600,000 (1)                  2.7.
C/o SAGEM
35 Rue De Bains
Geneva, Switzerland
1205

Name and Address              Shares Beneficially
Of Beneficial Owner                  Owned               Percent of Class
-------------------                  -----               ----------------

Constance Gamble               2,064,770 (2)                  9.3
Grewell
3919 Duval Drive
Jacksonville Beach,
FL 32250

Directors and
Officers                         350,119                      *
as a Group
-------------------
*     Less than 1%.

(1) The proposed Schedule 13-D states the members of the "group" are to be considered collectively as the "Reporting Persons" and individually as the "Group Members." Alfred Peeper is an investment manager headquartered and operating in Benidorm, Spain. Mr. Peeper holds a power of attorney for each Reporting Person which gives him authority to purchase, sell, and exercise all voting rights relating to each "Group Member." This Reporting Person represents 46.9% of the total outstanding shares of Ethika common stock.

(2) Constance Gamble Grewell acquired her shares in this acquisition of Text Retrieval Systems, Inc. ("TRS") by the Corporation. She was owner of 616 shares of TRS outstanding common stock. The stock issued pursuant to this transaction are contingently returnable to the Corporation if certain 1997 earnings targets are not achieved. In addition, they may not be sold or transferred on the market until two years after the issue date.




Item 5.  Other Events

On December 12, 1997 Ethika entered into a Settlement by mutual agreement of a lawsuit filed in September 1996 in the United States District Court for the Southern District of Mississippi, Jackson Division, styled EURAM B.V., Peeper, et al. vs. Ethika by certain plaintiffs against Ethika and its Chairman, S.L. Reed, Jr., (Case No. 3:96 CV688LN). Details of the lawsuit and the Corporation's counterclaim have been previously disclosed in various filings with the SEC including but not limited to the Corporation's Form 10-K for the year ended December 31, 1996. Terms of the settlement includes (1) withdrawal and dismissal of any present or future lawsuits among the parties; (2) sale of 7,000,000 shares of Ethika unregistered common stock to La Salle Investments, Ltd., a party to the lawsuit for $.09 per share; (3) Ethika calling a Special Meeting of Shareholders for the purposes of electing Directors and voting on such other matters as necessary. Such meeting to take place at the earliest date permitted subject to Security and Exchange Commission regulations. (4) Resignation of three (3) members of the current Board of Directors to be replaced by three (3) members appointed by La Salle Investments, Ltd. to serve as directors until the Special Meeting of Shareholders (#3) above is held. Item 7. Financial Statements, Proforma Information, and Exhibits

B) Proforma Financial Information

The following represents the as reported September 30, 1997 Balance Sheet, the Proforma adjustments giving effect to this transaction, and the as adjusted September 30, 1997 Proforma Balance Sheet.

Ethika Corporation and Subsidiaries
Pro Forma Balance Sheet September 30, 1997

                                                     September Pro Forma Results

                                               Ethika                          September
                                             September      Pro Forma         Pro Forma
                                              Actuals      Adjustments         Results
                                           -----------      -----------      -----------
Assets
Current Assets
Cash .................................     $   852,221      $    25,000      $   877,221
Investments - marketable  securities .                          605,000          605,000
Accounts receivable - net ............         193,709                           193,709
Fry Guy lease receivable - current ...         112,764                           112,764
Note receivable from InfoDynamics ....         256,755                           256,755
Inventory ............................          10,917                0           10,917
                                           -----------      -----------      -----------

Total current assets .................       1,426,366          630,000        2,056,366

Fixed assets:
Furniture and Fixtures ...............         469,667                           469,667
Accumulated depreciation .............        (250,425)               0         (250,425)
                                           -----------      -----------      -----------

Total fixed assets ...................         219,242                0          219,242

Other assets:
Fry Guy lease receivable - long term .         192,356                           192,356
Goodwill .............................       1,579,273                         1,579,273
Accumulated amortization .............        (952,594)               0         (952,594)
                                           -----------      -----------      -----------

                                               819,035                0          819,035
                                           -----------      -----------      -----------

Total Assets .........................     $ 2,464,643      $    630,000      $3,094,643
                                           ===========      ============      ==========

Ethika Corporation and Subsidiaries
Pro Forma Balance Sheet September 30, 1997
(continued)

                                                     September Pro Forma Results

                                               Ethika                          September
                                             September      Pro Forma         Pro Forma
                                              Actuals      Adjustments         Results
                                           -----------      -----------      -----------

Liabilities and Stockholders Equity
Current Liabilities:
Accounts Payable / Accrued liabilities     $   391,971      $         0      $   391,971
Deferred revenue .....................         368,245                0          368,245
                                           -----------      -----------      -----------

Total current liabilities ............         760,216                0          760,216

Long-term liabilities:
   Deferred income taxes .............          45,500                0           45,500
                                           -----------      -----------      -----------

Total long term liabilities ..........          45,500                0           45,500
                                           -----------      -----------      -----------

Total liabilities ....................         805,716                0          805,716
                                           -----------      -----------      -----------
Capital:
Capital stock ........................      12,628,818        7,000,000       19,628,818

Subsidiary equity ....................                                                 0
Discount on common stock .............      (1,202,459)       (6,370,00)      (7,572,450)

Treasury stock - Ethika ..............          (1,112)                           (1,112)
Retained earnings ....................      (9,766,320)               0       (9,766,320)
                                           -----------      -----------      -----------

Total capital ........................       1,658,927          630,000        2,288,927
                                           -----------      -----------      -----------


Total liabilities and capital ........     $ 2,464,643      $   630,000      $ 3,094,643
                                           ===========      ===========      ===========

C) Exhibits - 10.0 "Memorandum of Understanding" and "Agreement and Release"